Supplement to the
Fidelity MSCI Information Technology Index ETF
November 29, 2019
Summary Prospectus

Effective December 1, 2020, the following information replaces existing information under the “Investment Objective” heading for Fidelity® MSCI Information Technology Index ETF:

The fund seeks to provide investment returns that correspond, before fees and expenses, generally to the performance of the MSCI USA IMI Information Technology 25/50 Index.

Effective December 1, 2020, the following information replaces existing information in the “Fund Summary” section under the “Principal Investment Strategies” heading for Fidelity® MSCI Information Technology Index ETF:

  Investing at least 80% of assets in securities included in the fund's underlying index. The fund's underlying index is the MSCI USA IMI Information Technology 25/50 Index, which represents the performance of the information technology sector in the U.S. equity market.
  Using a representative sampling indexing strategy to manage the fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the index. The fund may or may not hold all of the securities in the MSCI USA IMI Information Technology 25/50 Index.

T07-SUM-20-01 1.9871012.101	September 25, 2020